4Q05 Earnings Conference Call February 2, 2006 Exhibit 99.2 * * * * * * * * * * * * * * *

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’ s Fourth Quarter 2005 earnings conference call, held on February 2, 2006 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800- 642-1687 and entering conference ID# 4408097.
Those statements made by representatives of Sunoco during the course of this conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing
actual results to differ materially from those discussed during this conference call.   Such risks and uncertainties include, by way
of example and not of limitation: general business and economic conditions; competitive products and pricing; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refining, marketing, and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-
sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications;
availability and pricing of oxygenates; phase-outs or restrictions on the use of MTBE; changes in operating conditions and costs;
changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s or a third party’ s operating facilities; potential equipment malfunction;
potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’ s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to plant construction, improvements, or repairs and the issuance of applicable permits; non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts  and international hostilities; and changes in the status of, or initiation of, new litigation and/or arbitration proceedings.  These and other applicable risks and uncertainties have been described more fully in Sunoco's Third Quarter 2005 Form 10-Q filed with the Securities and Exchange Commission on November 3, 2005.
Other factors not discussed herein also could materially and adversely affect Sunoco ’s business prospects and/or performance.
All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward- looking statements whether as a result of new information or future events.

4Q05 Summary
Income excluding special items of $297 MM ($2.19 /share)
Strong refining margins and record quarterly production levels
Results include $22 MM after tax for insurance, asset retirement, environmental accruals and increased performance payouts
($8 MM after tax in Corporate, $4 MM after tax in Logistics and other allocated)
Special items - - additional $10 MM after-tax charge related to arbitration concerning phenol pricing
Share repurchase of $269 MM in 4Q05 and $435 MM in FY05
. . . outstanding shares at 133.1 MM at 12/31/05 . . . 4 % net reduction for FY05
Strong cash flow . . . net debt-to-capital (per revolving
credit agreement) of 17 % at 12/31/05 vs. 22 % at 9/30/05
and 37 %  at 12/31/04

Earnings Profile
4Q05 4Q04
3Q05
Net Income, MM$:
   Refining & Supply 286 135 151 341 (55)
   Retail Marketing   25   30     (5)     6 19
   Chemicals     8   40   (32)   23 (15)
   Logistics     3     5     (2)     7   (4)
   Coke   10   10     -   15   (5)
   Corporate    (27)   (27)     -   (25)   (2)
   Net Financing     (8)   (15)     7   (10)   2
      Income Before Special Items 297 178 119 357 (60)
         Special Items   (10)     -   (10)   (28) 18
      Net Income 287 178 109 329 (42)
EPS (Diluted) Before Special Items  2.19 1.24 0.95 2.60 (0.41)
EPS (Diluted), Net Income 2.12 1.24 0.88 2.39 (0.27)

4Q05 Summary

Key variances vs. 4Q04
Higher refining margins and volumes
Lower net financing expenses
Lower retail gasoline and chemicals margins
Higher expenses, including fuel and non-executive employee
bonus program
Key variances vs. 3Q05:
Lower refining margins and lower Chemicals sales volumes
Higher retail gasoline margins
Higher expenses, including fuel and employee compensation

Earnings Profile: 2005
FY05 FY04
Net Income, MM$:
   Refining & Supply    947 541 406
   Retail Marketing      30   68   (38)
   Chemicals      94   94     -
   Logistics      22   31     (9)
   Coke      48   40     8
   Corporate       (84)   (67)   (17)
   Net Financing      (45)   (78)   33
      Income Before Special Items 1,012 629 383
         Special Items      (38)   (24)   (14)
      Net Income   974 605 369
EPS (Diluted) Before Special Items 7.36 4.20 3.16
EPS (Diluted), Net Income 7.08 4.04 3.04
Avg. Shares O/S, MM (diluted) 137.5 149.8 (12.3)

4Q05 Earnings Highlights

Refining & Supply earnings of $286 MM
Record quarterly production at 87 MMB
Improved residual fuel and strong value-added margins
(premium gasoline, jet fuel, petrochemical feedstocks)
Higher crude differentials to marker due to increased
premiums on quality crudes and reduced economics / use of
high-acid crudes

Refining & Supply – Margins, $/B

4Q05 4Q04
3Q05
Northeast Refining:
   6-3-2-1 Benchmark 9.23 6.21 3.02 11.23 (2.00)
      Crude Differential (2.29) (0.66) (1.63)   (0.09) (2.20)
      Product Differential 2.24 1.53 0.71   (0.62) 2.86
   Realized Margin 9.18 7.08 2.10 10.52 (1.34)
MidContinent Refining:
   3-2-1 Benchmark 11.95 4.52 7.43 16.03 (4.08)
      Crude Differential (0.51) (0.67) 0.16   (0.17) (0.34)
      Product Differential 0.81 0.68 0.13   (4.26) 5.07
   Realized Margin 12.25 4.53 7.72 11.60 0.65

4Q05 Earnings Highlights

Retail Marketing earnings of $25 MM
Volatile 4Q05 margins . . . strong early quarter but
weakening at year-end
Overall sales volume down 2% (vs. 4Q04) . . . up 1.1%
for the year

Retail Marketing

4Q05 4Q04 3Q05
Sales (MMgal):
   Gasoline 1,114 1,144 (30) 1,195 (81)
   Middle Distillates    181    177   4    165 16
      Total 1,295 1,321 (26) 1,360 (65)
Gasoline Margin (cpg) 11.0 11.9 (0.9) 7.7 3.3
Distillate Margin (cpg) 13.5 11.2 2.3 8.8 4.7
Throughput per co-owned / leased site
   (M Gal/Mo)
   131    136   (5)    143 (12)
Merchandise Sales
   (M$/Store/Mo)
     76      72   4     84   (8)
Merchandise Margin
   (% of Sales)
    28      27   1      29   (1)

4Q05 Earnings Highlights

Chemicals earnings of $8 MM
Results negatively impacted by weaker year-end sales volumes and higher natural gas and other costs
Each $1.00 /DT change in natural gas $2 MM pre-tax per quarter
Revised phenol pricing formula will be applied until second
arbitration completed . . . reduces Chemicals results by $3 - 4 MM after-tax per quarter, beginning 1Q06

Sunoco Chemicals
4Q05 4Q04
3Q05
Margin (cp#)
    Phenol / Related   9.3 12.5 (3.2) 10.7 (1.4)
    Polypropylene 14.3 16.2 (1.9) 12.7 1.6
       All Products  11.4 13.7 (2.3) 11.5 (0.1)
Sales Volume (MM#)
    Phenol / Related    619    669   (50)    662   (43)
    Polypropylene    512    556   (44)   590   (78)
    Other       22      48   (26)      20     2
Total Volume 1,153 1,273 (120) 1,272 (119)
Natural Gas, $/DT 12.86 7.27 5.59 9.71 3.15

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
   Total 60.2 1,676 27.84
26% Reduction In Outstanding Shares
Since 12/31/99

Dividend Increases $0.50 $0.55 $0.60 $0.80 3Q03 4Q03 3Q04 2Q05 60% increase over past two years Annualized Dividend 13

Net Debt to Capital – Revolver Covenant 17% 37% 42% 45% 12/31/02 12/31/03 12/31/04 12/31/05 14

12/31/05
09/30/05
12/31/04
Net Debt *    499    679 1,088
SXL ** Minority Interest    397    398    232
Shareholders' Equity 2,051 2,062 1,607
Total Capital 2,947 3,139 2,927
Net Debt / Capital (%) 17 22 37
Debt / Cap Ratio – Revolver Covenant, MM$

*  Net of cash, includes debt guarantees
** Sunoco Logistics Partners L.P. (NYSE: SXL)

For More Information 16 Press releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106